THE FUND PROVIDES SPANISH TRANSLATIONS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS FOR THE FUND.

/s/ Vincent P. Corti
    Vincent P. Corti
    Secretary

--------------------------------------------------------------------------------
                            NEW PERSPECTIVE FUND(r)
                                   PROSPECTUS

                                DECEMBER 1, 1998

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NEW PERSPECTIVE FUND, INC.

333 South Hope Street
Los Angeles, CA 90071

TICKER SYMBOL: ANWPX NEWSPAPER ABBREV.: N Per FUND NO.: 07

-------------------------------------------------------------------

TABLE OF CONTENTS

Risk/Return Summary                                                     2
 ........................................................................
Fees and Expenses of the Fund                                           5
 ........................................................................
Investment Objectives, Strategies and Risks                             6
 ........................................................................
Important Recent Developments                                           8
 ........................................................................
Management and Organization                                             9
 ........................................................................
Shareholder Information                                                11
 ........................................................................
Purchase and Exchange of Shares                                        12
 ........................................................................
Distribution Arrangements                                              16
 ........................................................................
Financial Highlights                                                   17

-------------------------------------------------------------------

07-010-1298/MC                          NEW PERSPECTIVE FUND / PROSPECTUS      1

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

The fund seeks to make your investment grow over time by investing in stocks of companies located around the world. Providing you with future income is a secondary objective.

The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations. An investment in the fund is subject to risks, including the possibility that the fund may decline in value in response to certain events, such as changes in markets or economies. In addition, the prices of equity securities held by the fund may be affected by events specifically involving the issuers of these securities.

Although all securities in the fund's portfolio, including U.S. securities, may be adversely affected by currency fluctuations or world political, social and economic instability, investments outside the U.S. may be affected to a greater extent.

You may lose money by investing in the fund. The likelihood of loss is greater if you invest for a shorter period of time. Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

2     NEW PERSPECTIVE FUND / PROSPECTUS

INVESTMENT RESULTS

The following information illustrates how the fund's results may vary:

  Here are the fund's results calculated without a sales charge on a CALENDAR YEAR basis. (If a sales charge were included, results would be lower.)


88            10.39%
89            25.91%
90            -2.08%
91            22.64%
92             3.98%
93            26.98%
94             2.97%
95            20.43%
96            17.28%
97            14.98%

  THE FUND'S YEAR-TO-DATE RETURN FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998 WAS 6.45%.

The fund's highest/lowest QUARTERLY results during this time period were:

X  HIGHEST    11.96% (quarter ended June 30, 1997)

X  LOWEST    -14.04% (quarter ended September 30, 1990)

                                        NEW PERSPECTIVE FUND / PROSPECTUS      3

For periods ended December 31, 1997:

                                           THE FUND WITH
                                              MAXIMUM           MSCI        MSCI
AVERAGE ANNUAL                              SALES CHARGE       WORLD        USA
TOTAL RETURN                                DEDUCTED(1)       INDEX(2)    INDEX(3)
-----------------------------------------------------------------------------------
One Year                                       8.36%          16.23%      34.09%
 ..................................................................................
Five Years                                    14.88%          15.88%      20.88%
 ..................................................................................
Ten Years                                     13.26%          11.14%      18.42%
 ..................................................................................
Lifetime(4)                                   14.48%          11.83%      12.99%

(1) THESE FUND RESULTS WERE CALCULATED ACCORDING TO A FORMULA WHICH REQUIRES THAT THE MAXIMUM SALES CHARGE OF 5.75% BE DEDUCTED. RESULTS WOULD BE HIGHER IF THEY WERE CALCULATED AT NET ASSET VALUE.

(2) MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX MEASURES 23 MAJOR STOCK MARKETS THROUGHOUT THE WORLD, INCLUDING THE U.S. THIS INDEX IS UNMANAGED AND DOES NOT REFLECT SALES CHARGES, COMMISSIONS OR EXPENSES.

(3) MORGAN STANLEY CAPITAL INTERNATIONAL USA INDEX MEASURES THE U.S. PORTION OF THE WORLD MARKET. THIS INDEX IS UNMANAGED AND DOES NOT REFLECT SALES CHARGES, COMMISSIONS OR EXPENSES.

(4) THE FUND BEGAN INVESTMENT OPERATIONS ON MARCH 13, 1973.

These results illustrate the potential fluctuations in the fund's results over shorter periods of time. In addition, past results are not an indication of future results.

4   NEW PERSPECTIVE FUND / PROSPECTUS

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

-------------------------------------------------
Maximum sales charge imposed on
purchases
(AS A PERCENTAGE OF OFFERING PRICE)         5.75%(1)
 ................................................
Maximum sales charge imposed on
reinvested dividends                           0%
 ................................................
Maximum deferred sales charge                (20%)
 ................................................
Redemption or exchange fees                    0%

(1) SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES.

(2) A CONTINGENT DEFERRED SALES CHARGE OF 1% APPLIES ON CERTAIN REDEMPTIONS MADE WITHIN 12 MONTHS FOLLOWING ANY PURCHASES YOU MADE WITHOUT A SALES CHARGE.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

---------------------------------------------
Management Fees                         0.41%
 ............................................
Service (12b-1) Fees                    0.23%*
 ............................................
Other Expenses                          0.13%
 ............................................
Total Annual Fund Operating Expenses    0.77%

 *12b-1 EXPENSES MAY NOT EXCEED 0.25% OF THE FUND'S AVERAGE NET ASSETS ANNUALLY.

EXAMPLE

This Example is intended to help you compare the costs of investing in the fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------
One year                                   $649
 ..............................................
Three years                                $807
 ..............................................
Five years                                 $978
 ..............................................
Ten years                                $1,474

                                        NEW PERSPECTIVE FUND / PROSPECTUS      5

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

The fund's primary investment objective is to provide you with long-term growth of capital. Future income is a secondary objective. It invests primarily in common stocks, including growth-oriented stocks, on a global basis to take advantage of investment opportunities generated by changes in international trade patterns and economic and political relationships.

The prices of equity securities held by the fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss. In addition, the value of non-U.S. securities can decline in response to various factors including currency fluctuations, political, social and economic instability, differing securities regulations, and administrative difficulties such as delays in clearing and settling portfolio transactions.

The fund may also invest in cash and cash equivalents, for example, in response to abnormal market conditions. The extent of the fund's cash position will depend on market conditions, fund purchases and redemptions, and other factors. This may detract from achievement of the fund's objectives over the short-term or it may protect the fund during a market downturn.

The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio securities. The basic investment philosophy of Capital Research and Management Company is to seek undervalued securities that represent good long-term investment opportunities.

6     NEW PERSPECTIVE FUND / PROSPECTUS

   THE FOLLOWING CHART ILLUSTRATES THE INDUSTRY MIX OF THE FUND'S INVESTMENT PORTFOLIO AS OF THE END OF THE FUND'S FISCAL YEAR, SEPTEMBER 30, 1998.
[begin pie chart]

   LARGEST INDUSTRY HOLDINGS
   EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  Telecommunications         12.25%
  Health & Personal Care     10.92%
  Broadcasting & Pub-
  lishing                     7.11%
  Electrical & Electron-
  ics                         6.00%
  Electronic Components       4.15%
  Other Industries           43.87%
  Cash and Equivalents       15.70%

[end pie chart]

                                PERCENT OF
PERCENT INVESTED BY COUNTRY     NET ASSETS
------------------------------------------
ASIA/PACIFIC RIM                    8.7%
  Japan                             5.0
  Australia                         2.6
  Hong Kong                          .7
  New Zealand                        .3
  South Korea                        .1
 .........................................
EUROPE                             32.5%
  United Kingdom                    6.7
  France                            5.8
  Germany                           5.1
  Sweden                            3.7
  Netherlands                       2.9
  Switzerland                       2.5
  Finland                           2.2
  Spain                             1.6
  Italy                             1.1
  Denmark                            .6
  Norway                             .2
  Luxembourg                         .1
 .........................................
NORTH AMERICA                      40.3%
  United States                    34.3
  Canada                            4.9
  Mexico                            1.1
 .........................................
OTHER                               2.8%
 .........................................

TEN LARGEST INDIVIDUAL          PERCENT OF
HOLDINGS                        NET ASSETS
------------------------------------------
Pfizer                              2.9%
 .........................................
Time Warner                         2.6
 .........................................
Philip Morris                       2.4
 .........................................
Astra                               2.1
 .........................................
Viacom                              2.0
 .........................................
Nokia                               2.0
 .........................................
Mannesmann                          2.0
 .........................................
Novartis                            1.8
 .........................................
Telefonica                          1.5
 .........................................
Micron Technology                   1.3
 .........................................

    BECAUSE THE FUND IS ACTIVELY MANAGED, ITS HOLDINGS WILL CHANGE FROM TIME TO TIME.

                                        NEW PERSPECTIVE FUND / PROSPECTUS      7

-------------------------------------------------------------------

IMPORTANT RECENT DEVELOPMENTS

YEAR 2000

The date-related computer issue known as the "Year 2000 problem" could have an adverse impact on the quality of services provided to the fund and its shareholders. However, the fund understands that its key service providers -- including the investment adviser and its affiliates -- are taking steps to address the issue. In addition, the Year 2000 problem may adversely affect the issuers in which the fund invests. For example, issuers may incur substantial costs to address the problem. They may also suffer losses caused by corporate and governmental data processing errors. The fund and its investment adviser will continue to monitor developments relating to this issue.

EURO INTRODUCTION

On January 1, 1999, the European Union will introduce a single European currency, the Euro. The first group of countries that will begin to convert their currencies to the Euro include Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain. The expected introduction of the Euro presents unique uncertainties, including: whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the Euro; and the creation of suitable clearing and settlement payment systems for the new currency. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the Euro. The fund understands that the investment adviser and other key service providers are taking steps to address Euro-related issues.

8     NEW PERSPECTIVE FUND / PROSPECTUS

-------------------------------------------------------------------

MANAGEMENT AND ORGANIZATION

INVESTMENT ADVISER

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is indicated earlier under "Fees and Expenses of the Fund."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's code of ethics.

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of a fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for New Perspective Fund are listed on the following page.

                                        NEW PERSPECTIVE FUND / PROSPECTUS      9

                                                                                                  APPROXIMATE YEARS OF
                                                                                                    EXPERIENCE AS AN
                                                                                                 INVESTMENT PROFESSIONAL
                                                                                                   (INCLUDING THE LAST
                                                                                                       FIVE YEARS)
                                                                                                WITH CAPITAL
                                                                    YEARS OF EXPERIENCE AS      RESEARCH AND
                                                                   PORTFOLIO COUNSELOR FOR       MANAGEMENT
   PORTFOLIO COUNSELORS FOR                                          NEW PERSPECTIVE FUND        COMPANY OR
     NEW PERSPECTIVE FUND              PRIMARY TITLE(S)                 (APPROXIMATE)            AFFILIATES   TOTAL YEARS
-------------------------------------------------------------------------------------------------------------------------
WILLIAM R. GRIMSLEY             Senior Vice President of the    26 years (since the fund began  29 years      36 years
                                fund. Senior Vice President     operations)
                                and Director, Capital Research
                                and Management Company
-------------------------------------------------------------------------------------------------------------------------
GREGG E. IRELAND                Senior Vice President of the    6 years (plus 7 years as a      26 years      26 years
                                fund. Senior Vice President,    research professional prior to
                                Capital Research and            becoming a portfolio counselor
                                Management Company              for the fund)
-------------------------------------------------------------------------------------------------------------------------
THIERRY VANDEVENTER             Senior Vice President of the    20 years (plus 5 years as a     35 years      35 years
                                fund. Director,                 research professional prior to
                                Capital Research and            becoming a portfolio counselor
                                Management Company              for the fund)
-------------------------------------------------------------------------------------------------------------------------
MARK E. DENNING                 Director, Capital Research and  6 years (plus 4 years as a      16 years      16 years
                                Management Company              research professional prior to
                                                                becoming a portfolio counselor
                                                                for the fund)
-------------------------------------------------------------------------------------------------------------------------
WILLIAM C. NEWTON               Senior Partner,                 26 years (since the fund began  39 years      46 years
                                The Capital Group Partners      operations)
                                L.P.*
-------------------------------------------------------------------------------------------------------------------------

    THE FUND BEGAN INVESTMENT OPERATIONS ON MARCH 13, 1973.

   * COMPANY AFFILIATED WITH CAPITAL RESEARCH AND MANAGEMENT COMPANY

10     NEW PERSPECTIVE FUND / PROSPECTUS

--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION

SHAREHOLDER SERVICES

American Funds Service Company, the fund's transfer agent, offers you a wide range of services you can use to alter your investment program should your needs and circumstances change. These services are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. For your convenience, American Funds Service Company has four service centers across the country.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS
                    CALL TOLL-FREE FROM ANYWHERE IN THE U.S.
                             (8 A.M. TO 8 P.M. ET):
                                  800/421-0180
                                     [MAP]

  WESTERN SERVICE       WESTERN CENTRAL       EASTERN CENTRAL       EASTERN SERVICE
  CENTER                SERVICE CENTER        SERVICE CENTER        CENTER
  American Funds        American Funds        American Funds        American Funds
  Service Company       Service Company       Service Company       Service Company
  P.O. Box 2205         P.O. Box 659522       P.O. Box 6007         P.O. Box 2280
  Brea, California      San Antonio, Texas    Indianapolis,         Norfolk, Virginia
  92822-2205            78265-9522            Indiana               23501-2280
  Fax: 714/671-7080     Fax: 210/474-4050     46206-6007            Fax: 757/670-4773
                                              Fax: 317/735-6620

A COMPLETE DESCRIPTION OF THE SERVICES WE OFFER IS DESCRIBED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

YOU MAY INVEST IN THE FUND THROUGH VARIOUS RETIREMENT PLANS. However, some retirement plans or accounts held by investment dealers may not offer certain services. If you have any questions, please contact your plan administrator/trustee or dealer.

                                       NEW PERSPECTIVE FUND / PROSPECTUS      11

--------------------------------------------------------------------------------

PURCHASE AND EXCHANGE OF SHARES

PURCHASE

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may purchase additional shares using various options described in the statement of additional information and "Welcome to the Family."

EXCHANGE

You may exchange your shares into other funds in The American Funds Group generally without a sales charge. Exchanges of shares from the money market funds initially purchased without a sales charge generally will be subject to the appropriate sales charge. Exchanges have the same tax consequences as ordinary sales and purchases. See "Transactions by Telephone..." for information regarding electronic exchanges.

THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S PRINCIPAL UNDERWRITER, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON. ALTHOUGH THERE IS CURRENTLY NO SPECIFIC LIMIT ON THE NUMBER OF EXCHANGES YOU CAN MAKE IN A PERIOD OF TIME, THE FUND AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER AND MAY TERMINATE THE EXCHANGE PRIVILEGE OF ANY INVESTOR WHOSE PATTERN OF EXCHANGE ACTIVITY THEY HAVE DETERMINED INVOLVES ACTUAL OR POTENTIAL HARM TO THE FUND.

INVESTMENT MINIMUMS

------------------------------------------------------------------
To establish an account                                       $250
  For a retirement plan account                               $250
  For a retirement plan account through payroll deduction     $ 25
To add to an account                                          $ 50
  For a retirement plan account through payroll deduction     $ 25

SHARE PRICE

The fund calculates its share price, also called net asset value, as of 4:00 pm New York time, which is the normal close of trading on the New York Stock Exchange, every day the Exchange is open. In calculating net asset value, market prices are used when available. If a market price for a particular security is not available, the fund will determine the appropriate price for the security.

12     NEW PERSPECTIVE FUND / PROSPECTUS

Your shares will be purchased at the offering price, or sold at the net asset value, next determined after American Funds Service Company receives and accepts your request. The offering price is the net asset value plus a sales charge, if applicable.

SALES CHARGE

A sales charge may apply to your purchase. Your sales charge may be reduced for larger purchases as indicated below.

                                                SALES CHARGE AS A PERCENTAGE OF
                                               .................................
                                                                        NET            DEALER CONCESSION
                                                 OFFERING             AMOUNT                AS % OF
INVESTMENT                                         PRICE             INVESTED           OFFERING PRICE
--------------------------------------------------------------------------------------------------------
Less than $50,000                                      5.75%               6.10%             5.00%
 .......................................................................................................
$50,000 but less than $100,000                         4.50%               4.71%             3.75%
 .......................................................................................................
$100,000 but less than $250,000                        3.50%               3.63%             2.75%
 .......................................................................................................
$250,000 but less than $500,000                        2.50%               2.56%             2.00%
 .......................................................................................................
$500,000 but less $1 million                           2.00%               2.04%             1.60%
 .......................................................................................................
$1 million or more and certain other
investments described below                        see below           see below               see below

PURCHASES NOT SUBJECT TO SALES CHARGE

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS BY ACCOUNTS THAT INVEST WITH NO INITIAL SALES CHARGE (OTHER THAN EMPLOYER-SPONSORED PLANS), IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution and/or by American Funds Distributors on investments made with no initial sales charge.

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your sales charge. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described in the statement of additional information and "Welcome to the Family."

                                       NEW PERSPECTIVE FUND / PROSPECTUS      13

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. Up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. The 12b-1 fee, as a percentage of average net assets, paid by the fund for the previous fiscal year is indicated earlier under "Fees and Expenses of the Fund." Since these fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of an investment and may cost you more than paying higher initial sales charges.

OTHER COMPENSATION TO DEALERS

American Funds Distributors may provide additional compensation to, or sponsor informational meetings for, dealers as described in the statement of additional information.

HOW TO SELL SHARES

Once a sufficient period of time has passed to reasonably assure that checks or drafts (including certified or cashiers' checks) for shares purchased have cleared (normally 15 calendar days), you may sell (redeem) those shares in any of the following ways:

  THROUGH YOUR DEALER (CERTAIN CHARGES MAY APPLY)

  -  SHARES HELD FOR YOU IN YOUR DEALER'S NAME MUST BE SOLD THROUGH THE DEALER.

  WRITING TO AMERICAN FUNDS SERVICE COMPANY

  -  Requests must be signed by the registered shareholder(s)

  -  A signature guarantee is required if the redemption is:

     -- Over $50,000;

     -- Made payable to someone other than the registered shareholder(s); or

     -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

  - Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

14     NEW PERSPECTIVE FUND / PROSPECTUS

  TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE-REGISTERED TRADEMARK- OR AMERICAN FUNDSLINE
  ONLINE-REGISTERED TRADEMARK-:

  - Redemptions by telephone or fax (including American FundsLine and American FundsLine OnLine) are limited to $50,000 per shareholder each day

  -  Checks must be made payable to the registered shareholder

  - Checks must be mailed to an address of record that has been used with the account for at least 10 days

TRANSACTIONS BY TELEPHONE, FAX, AMERICAN FUNDSLINE, OR AMERICAN FUNDSLINE ONLINE

Generally, you are automatically eligible to use these services for redemptions and exchanges unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

Unless you decide not to have telephone, fax, or computer services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

                                       NEW PERSPECTIVE FUND / PROSPECTUS      15

-------------------------------------------------------------------

DISTRIBUTION ARRANGEMENTS

DIVIDENDS AND DISTRIBUTIONS

The fund intends to distribute dividends to you, usually in December. Capital gains, if any, are usually distributed in December.

You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or any other fund in The American Funds Group or you may elect to receive them in cash.

TAX CONSEQUENCES

Dividends and capital gains are generally taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Capital gains may be taxed at different rates depending on the length of time the fund holds its assets.

You must provide the fund with a certified correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions. Federal law also requires the fund to withhold 30% of the applicable tax treaty rate from dividends paid to certain non-resident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Please see the statement of additional information, "Welcome to the Family," and your tax adviser for further information.

16     NEW PERSPECTIVE FUND / PROSPECTUS

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's results for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the statement of additional information, which is available upon request.

                                                  YEARS ENDED SEPTEMBER 30
                                         ...............................................
                                          1998     1997     1996     1995     1994
                                         -------------------------------------------
Net asset value,
beginning of period                        $21.86  $17.77   $16.98   $15.40   $14.21
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS
Net investment income                        .27     .29     .32      .31        .22
 ...................................................................................
Net gains or losses on securities (both
realized and unrealized)                     (.11)    4.81    1.40     2.35     1.54
------------------------------------------------------------------------------------
Total from investment operations                .16    5.10    1.72    2.66     1.76
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends (from net investment income)       (.31)   (.323)  (.321)  (.237)  (.173)
 ...................................................................................
Dividends (from net realized non-U.S.
currency gains)(1)                            --     (.007)  (.009)  (.003)  (.027)
 ...................................................................................
Distributions (from capital gains)          (1.21)   (.680)  (.600)  (.840)  (.370)
 ...................................................................................
Total distributions                         (1.52)   (1.01)  (.93)   (1.08)  (.57)
------------------------------------------------------------------------------------
Net asset value, end of period             $20.50  $21.86   $17.77   $16.98   $15.40
------------------------------------------------------------------------------------
Total return(2)                              1.23%  29.97%  10.64%   18.63%   12.61%
------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period                $17,707  $16,956  $11,688   $8,817   $6,279
 ...................................................................................
Ratio of expenses to average net assets     .77%    .79%     .82%      .83%     .84%
 ...................................................................................
Ratio of net income to average net
assets                                       1.27%    1.56%    2.00%    2.12%  1.48%
 ...................................................................................
Portfolio turnover rate                     29.71%   25.68%   18.12%   22.40% 25.33%

1 REALIZED NON-U.S. CURRENCY GAINS ARE TREATED AS ORDINARY INCOME FOR FEDERAL
  INCOME TAX PURPOSES.

2 EXCLUDES MAXIMUM SALES CHARGE OF 5.75%.

                                       NEW PERSPECTIVE FUND / PROSPECTUS      17

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NOTES

18     NEW PERSPECTIVE FUND / PROSPECTUS

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NOTES

                                       NEW PERSPECTIVE FUND / PROSPECTUS      19

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NOTES

20     NEW PERSPECTIVE FUND / PROSPECTUS

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NOTES

                                       NEW PERSPECTIVE FUND / PROSPECTUS      21

FOR SHAREHOLDER       FOR RETIREMENT PLAN   FOR DEALER
SERVICES              SERVICES              SERVICES
American Funds        Call your employer    American Funds
Service Company       or plan               Distributors
800/421-0180          administrator         800/421-9900 ext.11
                      FOR 24-HOUR INFORMATION

American                    American Funds
FundsLine-Registered        Internet Web site
Trademark-                  http://www.americanfunds.com
800/325-3590

  Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.
  ------------------------------------------------------------------

  MULTIPLE TRANSLATIONS

  This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.
  ------------------------------------------------------------------

  OTHER FUND INFORMATION

  ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS
  Contains additional information about the fund including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

  STATEMENT OF ADDITIONAL INFORMATION (SAI)
  Contains more detailed information on all aspects of the fund, including the fund's financial statements.

  A current SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The SAI and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room (1-800-SEC-0330) or on the SEC's Internet Web site at http://www.sec.gov.

  CODE OF ETHICS
  Includes a description of the fund's personal investing policy.

  To request a free copy of any of the documents above:

Call American Funds     or      Write to the Secretary of the
Service Company                 fund
800/421-0180 ext.1              333 South Hope Street
                                Los Angeles, California 90071

   Investment Company File No. 811-2333      [LOGO] Printed on recycled paper